EXHIBIT 10.21

SECOND AMENDMENT TO THE
OIL-DRI CORPORATION OF AMERICA
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
WHEREAS, Oil-Dri Corporation of America (the “Corporation”) maintains the Oil-Dri Corporation of America Supplemental Executive Retirement Plan (the “Plan”);
WHEREAS, Section 5.1 of the Plan provides that the Corporation may amend the Plan at any time;
WHEREAS, the Corporation previously amended the Plan effective March 1, 2020, to freeze Plan participation and future benefit accruals;
WHEREAS, Section 5.2 of the Plan provides that the Corporation may terminate the Plan at any time;
WHEREAS, the Corporation deems it appropriate to terminate the Plan effective June 30, 2020; and
WHEREAS, the Board of Directors of the Corporation has previously approved terminating the Plan.
NOW, THEREFORE, the Corporation amends the Plan, effective June 30, 2020, to provide for its termination, as follows:
1.Capitalized terms not defined herein shall have the meaning as defined under the Plan.

2.Article 8 is added to the Plan and reads as follows:

“Article 8 - Plan Termination
8.1    Termination. Effective June 30, 2020 (the “Termination Date”), the Plan shall be terminated in accordance with this Article 8.
8.2    Distribution of Benefits.
(a)    Except as provided in sections 8.2(b) and 8.2(c), all benefits payable to a Participant or Beneficiary under the Plan shall be distributed in the form of one lump sum no earlier than 12 months and no later than 24 months following the Termination Date.
(b)    All payments that become due to a Participant or Beneficiary pursuant to the Plan prior the first anniversary of the Termination Date shall be paid pursuant to the terms of the Plan without regard to this Section 8.2.
(c)    Any payments that would otherwise have been payable pursuant to the Plan on or after June 30, 2021, shall instead be paid in the form of one lump sum, with such lump sum payable no earlier than June 30, 2021 and no later than June 8, 2022.”
[Signature Page Follows]
IN WITNESS WHEREOF, the Corporation has caused this Second Amendment to be executed by the signature of a duly authorized officer as of this 29th day of June 2020 effective as provided herein.

ATTEST By: /s/ Laura G. Scheland Its: Vice President and General Counsel Date: June 29, 2020	COMPANY: OIL-DRI CORPORATION OF AMERICA By: /s/ Susan Kreh Its: CFO